GOODWILL	12 Months Ended
Dec. 31, 2021
GOODWILL.
GOODWILL
11	GOODWILL

The following is a continuity of the Company’s goodwill:

As at January 1, 2020 and December 31, 2020	19,938
Goodwill recognised upon acquisition of Wild Streak LLC (Note 5)	4,790
As at December 31, 2021	24,728

The carrying amount of goodwill is attributed to the Oryx Gaming and Wild Streak CGUs. The Company completed its annual impairment tests for goodwill as at December 31, 2021 and concluded that there was no impairment.

Key Assumptions

The recoverable amount of was determined based on a value in use calculation which uses cash flow projections based on financial budgets approved by the Board and covering a five-year period and an after-tax discount rate of 16.0% (pre-tax rate 19.7%) per annum for the Oryx Gaming CGU and an after-tax discount rate of 24.0% (pre-tax rate 30.0%) for the Wild Streak CGU. The cash flows beyond the five-year period have been extrapolated using a steady 3.0% per annum growth rate.

The cash flow projections used in estimating the recoverable amounts are generally consistent with results achieved historically adjusted for anticipated growth. The Company believes that any reasonably possible change in key assumptions on which the recoverable amounts were based would not cause the aggregate carrying amount to exceed the aggregate recoverable amount of the CGUs.